EXHIBIT 99.2
------------


                    SECOND AMENDMENT TO TERM LOAN AGREEMENT

      This SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT is dated as of
June 17, 2009 (this "Amendment"), among Jones Lang LaSalle Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the "Borrower"), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Banks and Bank of Montreal, as administrative agent (in such capacity, the "Administrative Agent").


                            PRELIMINARY STATEMENTS

      A. The Borrower, the guarantors party thereto (the "Guarantors"), the financial institutions listed on the signature pages thereof as Banks and the Administrative Agent have heretofore entered into that certain Term Loan Agreement, dated as of July 2, 2008 (as amended by the First Amendment to Term Loan Agreement dated as of December 19, 2008, the "Credit Agreement"); and

      B. The Borrower has asked the Banks and the Administrative Agent to amend certain covenants and related definitions, to revise the Applicable Margin, and to make certain other amendments to the Credit Agreement as set forth herein and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

      SECTION 1.1 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.



                                  ARTICLE II
                                  AMENDMENTS

      SECTION 2.1. Section 1.2(a) of the Credit Agreement is hereby amended by deleting the defined term "LIBOR" appearing therein and inserting in its place the following:

            "LIBOR" means, for an Interest Period for a Borrowing of Eurodollar Loans, the greater of (x) (a) the LIBOR Index Rate for such Interest Period, if such rate is available and (b) if the LIBOR Index Rate cannot be determined, the average rate of interest per annum (rounded upwards, if necessary, to the nearest one hundred-thousandth of a percentage point) at which deposits in U.S. Dollars in immediately available funds are offered to the Person serving as the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market for delivery on the first day of and for a period equal to such Interest Period in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Person serving as the Administrative Agent as part of such Borrowing and (y) 1.25%.

      SECTION 2.2. Section 1.7 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

            SECTION 1.7. PREPAYMENTS. (a) OPTIONAL. The Borrower may prepay without premium or penalty and in whole or in part (but, if in part, then: (i) if such Borrowing is of Domestic Rate Loans, in an amount not less than $500,000, (ii) if such Borrowing is of Eurodollar Loans, in an amount not less than $1,000,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.3 hereof remains outstanding) any Borrowing of Eurodollar Loans at any time upon one (1) Business Day's prior notice by the Borrower to the Administrative Agent or, in the case of a Borrowing of Domestic Rate Loans, notice delivered by the Borrower to the Administrative Agent no later than 12:00 noon (Chicago time) on the date of prepayment (or, in any case, such shorter period of time then agreed to by the Administrative Agent), such prepayment to be made by the payment of the principal amount to be prepaid. Any such prepayment under this Section 1.7(a) shall be applied first to the next succeeding four (4) scheduled amortization payments and second to the remaining scheduled amortization payments on a pro rata basis. The Administrative Agent will promptly advise each Bank of any such prepayment notice it receives from the Borrower.

            (b) MANDATORY. (i) If during any Mandatory Prepayment Period the Parent or any Restricted Subsidiary at any time or from time to time makes a Disposition with respect to any Property, then promptly upon receipt by the Parent or such Restricted Subsidiary of the Net Cash Proceeds of such Disposition, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds (and together with such prepayment deliver to the Administrative Agent a certificate of the Parent in reasonable detail calculating the prepayment obligation); provided that so long as no Default or Event of Default then exists, this subsection shall not require any such prepayment with respect to Net Cash Proceeds received on account of Dispositions during any four fiscal quarter period of the Borrower not exceeding $10,000,000 in the aggregate. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks for any breach of Section 7.12(a) hereof or any other terms of the Credit Documents.

            (ii) If during any Mandatory Prepayment Period the Parent or any Restricted Subsidiary issues new equity securities (whether common or preferred stock or otherwise), other than equity securities
      (a) issued in connection with the Stock Plans, (b) of the Parent issued to the seller of an acquired business in connection with an Acquisition permitted hereby and (c) of the Parent issued to finance Investments permitted by Section 7.14(k), promptly upon receipt by the Parent or such Restricted Subsidiary of Net Cash Proceeds of such issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 50% of the amount of such Net Cash Proceeds (and together with such prepayment deliver to the Administrative Agent a certificate of the Parent in reasonable detail calculating the prepayment obligation). The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks for any breach of Section 8.1(k) (Change of Control) hereof or any other terms of the Credit Documents.

            (iii) If during any Mandatory Prepayment Period the Parent or any Restricted Subsidiary issues any Indebtedness for borrowed money, other than Indebtedness for borrowed money permitted by Section 7.19(a), (b), (c), (e), (f) or (i) hereof, promptly upon receipt by the Parent or such Restricted Subsidiary of Net Cash Proceeds of such issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds (and together with such prepayment deliver to the Administrative Agent a certificate of the Parent in reasonable detail calculating the prepayment obligation). The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks for any breach of Section 7.19 hereof or any other terms of the Credit Documents.

            (iv) Within five (5) days after receipt of the Parent's year-end audited financial statements, and in any event within 95 days after the end of each fiscal year of the Parent (commencing with the first such date occurring after the date hereof), if the Cash Flow Leverage Ratio for such fiscal year was greater than 3.25 to 1.00 the Borrower shall prepay the Loans by an amount equal to 50% of Excess Cash Flow of the Parent and its Subsidiaries for the most recently completed fiscal year of the Parent.

            (v) Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.7(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 1.7(b) shall be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date of prepayment together with any amounts due the Banks under Section 1.12 hereof and shall be applied to the remaining amortization payments on the Loans on a ratable basis among all such remaining amortization payments based on the principal amounts thereof.

      SECTION 2.3.  Section 4.1 of the Credit Agreement is hereby amended by
(i) deleting the defined term "Adjusted EBITA", (ii) amending the defined terms "Applicable Margin", "Consolidated Net Worth", "Interest Coverage Ratio", "Level I", "Level II", Level III", Level IV", "Net Cash Proceeds", "Level V", "Level VI", and "Permitted Adjustments" in their entirety and as so amended to read as set forth below, and (iii) inserting new defined terms, "Disposition", "Excess Cash Flow", "Mandatory Prepayment Period", "Second Amendment", "Second Amendment Effective Date", and "Stock Plans" as set forth below in their proper alphabetical order:

            "Applicable Margin" means, on any date for any Domestic Rate Loan and Eurodollar Loan the rate per annum set forth below, as in effect on such date as determined pursuant to the provisions of the definition of Pricing Date:

                          EUROCURRENCY          DOMESTIC
            LEVEL             LOANS            RATE LOANS

            Level I           2.25%               1.25%
            Level II          2.50%               1.50%
            Level III         2.75%               1.75%
            Level IV          3.00%               2.00%
            Level V           3.50%               2.50%
            Level VI          4.00%               3.00%

      ; provided that from the Second Amendment Effective Date until the Pricing Date for the fiscal quarter of the Parent ending June 30, 2010, the Borrower shall be in Level IV if the Cash Flow Leverage Ratio is less than 3.00 to 1.00. On each day on which the Parent's unsecured long-term debt rating from Moody's Investors Service, Inc. is lower than Baa3 or from Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc., is lower than BBB- or either such rating is suspended or withdrawn, the Applicable Margin for Eurodollar Loans and Domestic Rate Loans for all levels shall be increased by 0.50%.

            "Consolidated Net Worth" means, as of the date of any determination thereof, the amount reflected as stockholders" equity (calculated without giving effect to any change in "accumulated other comprehensive income or loss" since September 30, 2008) upon a consolidated balance sheet of the Parent and its Restricted Subsidiaries for such date computed on a consolidated basis in accordance with GAAP, plus, to the extent deducted in determining Net Income, (i) non-recurring cash and non-cash restructuring charges not to exceed $75,000,000 in the aggregate for all periods, (ii) impairment or other non-cash charges related to the co-investments of the Parent and its Restricted Subsidiaries not to exceed $100,000,000 in the aggregate for all periods and (iii) non-cash charges arising from the impairment of goodwill or other intangible assets in accordance with and as required by SFAS Statement 142 under GAAP or any successor standard.

            "Disposition" means the sale, conveyance or other disposition of Property, other than sales or other dispositions in the ordinary course of business or expressly permitted under Sections 7.12(a)(1),
      (2), (3), (4), (5), (6) or (7)  hereof.

            "Excess Cash Flow" means, with respect to any fiscal year commencing with the fiscal year ending December 31, 2009, for the Parent and its Restricted Subsidiaries on a consolidated basis, an amount equal to (a) Adjusted EBITDA (but determined for such purposes without giving effect to any extraordinary gains or losses, any Permitted Adjustments paid in cash or any amounts attributable to any Person acquired during such period pursuant to an Acquisition for any period prior to the consummation of such Acquisition) during such period plus any decreases in non-debt, non-cash working capital of the Parent and its Restricted Subsidiaries for such period, plus the aggregate principal amount of proceeds received of the disposition of any or any part of any Investments not constituting an Acquisition made as permitted by Section 7.14(k), minus (b) without duplication,
      (i) Cash Interest Expense during such period, (ii) federal, state and local income taxes paid in cash during such period, (iii) the aggregate amount of payments required to be made, and actually made, by the Parent and its Restricted Subsidiaries during such period in respect of all principal on all Indebtedness (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise, but excluding payments made under the Multicurrency Credit Agreement and excluding prepayments of the Loans made under Section 1.7(b) hereof), (iv) the aggregate principal amount of voluntary prepayments made on the Loans, (v) the aggregate amount of dividends paid in cash by the Parent, (vi) the aggregate gross principal amount of Investments not constituting Acquisitions made as permitted by Section 7.14(k) hereof and not financed with the proceeds of an equity issuance, (vii) the aggregate amount of principal payments made on the Indebtedness permitted to be outstanding under Section 7.19(i) hereof not funded with the proceeds of any Indebtedness, (viii) the aggregate amount of payments made representing deferred business acquisition obligations, earn-out payments, minority shareholder redemption liabilities and any other acquisition related payments not covered by clause (vii) above and not funded with the proceeds of any Indebtedness (but excluding credit extended under the Multicurrency Credit Agreement), (ix) the aggregate amount of Capital Expenditures made by the Parent and its Restricted Subsidiaries during such period to the extent permitted by this Agreement and not financed with proceeds of Indebtedness (but excluding credit extended under the Multicurrency Credit Agreement),
      (x) any non-recurring fees, expenses or charges paid in connection with the consummation of the Second Amendment or the Third Amendment to the Multicurrency Credit Agreement or the issuance of equity by the Parent to the extent not deducted when calculating Consolidated Net Income, and (xi) any increases in non-debt, non-cash working capital of the Parent and its Restricted Subsidiaries for such period.

            "Interest Coverage Ratio" means as of the last day of any calendar quarter the ratio of the sum of Adjusted EBITDA plus Rentals for the four calendar quarters then ended to the sum of Cash Interest Expense plus Rentals for the same four calendar quarters then ended.

            "Level I" exists at any date if, at such date, the Cash Flow Leverage Ratio is less than 1.50 to 1.00.

            "Level II" exists at any date if, at such date, Level I does not exist and the Cash Flow Leverage Ratio is less than 2.00 to 1.00.

            "Level III" exists at any date if, at such date, neither
      Level I nor Level II exists and the Cash Flow Leverage Ratio is less than 2.50 to 1.00.

            "Level IV" exists at any date if, at such date, neither Level I, Level II nor Level III exists and the Cash Flow Leverage Ratio is less than 3.00 to 1.00.

            "Level V" exists at any date if, at such date, neither
      Level I, Level II, Level III, nor Level IV exists and the Cash Flow Leverage Ratio is less than 3.50 to 1.00.

            "Level VI" exists at any date if, at such date, none of Level I, Level II, Level III, Level IV or Level V exists.

            "Mandatory Prepayment Period" means any period after which the Cash Flow Leverage Ratio exceeds 3.25 to 1.00 for two consecutive fiscal quarters and prior to the date the Cash Flow Leverage Ratio is less than 3.25 to 1.00 for two consecutive fiscal quarters.

            "Net Cash Proceeds" means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of (i) reasonable and customary direct costs relating to such Disposition and (ii) sale, use or other transactional taxes paid or payable (or reasonably estimated to be paid or payable) by such Person as a direct result of such Disposition and (b) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, printing and other fees and expenses incurred as a direct result thereof.

            "Permitted Adjustment" means, for any period and without duplication, (i) transition charges incurred by the Parent or any Restricted Subsidiaries during such period relating to the Acquisition by the Parent or any Restricted Subsidiary of all of the outstanding equity of (a) Spaulding and Slye LLC, a Delaware limited liability company, to the extent such charges do not exceed $10,000,000 in the aggregate for all periods, (b) Kemper's Holding GmbH Company (now known as Kemper's Jones Lang LaSalle Retail GmbH), a German company, to the extent such charges do not exceed $5,000,000 in the aggregate for all periods and (c) Jones Lang LaSalle Brokerage,Inc. (f/k/a Staubach Holdings,Inc.), a Texas corporation ("Staubach"), to the extent such charges do not exceed $25,000,000 in the aggregate for all periods, (ii) deferred commissions earned by Staubach (net of commissions payable to brokers) for leasing activity, to the extent such activity was completed prior to the acquisition of Staubach by a Restricted Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $15,000,000 for any trailing twelve-month period or $20,000,000 in the aggregate for all periods, (iii) deferred commissions earned by any Person (other than Staubach) acquired pursuant to an Acquisition (net of commissions payable) for transactional activity, to the extent such activity was completed prior to the acquisition of such Person by the Parent or a Restricted Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $15,000,000 for any trailing twelve-month period or $30,000,000 in the aggregate for all periods, (iv) non-recurring cash and non-cash restructuring charges incurred by the Parent or any Restricted Subsidiary not to exceed $75,000,000 in the aggregate for all periods, (v) impairment or other non-cash charges related to co-investments of the Parent and its Restricted Subsidiaries, not to exceed $100,000,000 in the aggregate for all periods, and (vi) non-cash charges arising from the impairment of goodwill or other intangible assets in accordance with and as required by SFAS Statement 142 under GAAP or any successor standard.

            "Second Amendment" means the Second Amendment to Term Loan Agreement dated as of June 17, 2009 by and among the Borrower, the Guarantors, the Banks and the Administrative Agent.

            "Second Amendment Effective Date" means the date upon which the Second Amendment became effective pursuant to its terms.

            "Stock Plans" is defined in Section 7.18 hereof.

      SECTION 2.4. Section 7.14(k) of the Credit Agreement is hereby amended in is entirety and as so amended shall read as follows:

            (k) Acquisitions or Investments in a line of business related to that of the Parent and its Subsidiaries and Investments and commitments to make Investments, including guarantees of such commitments and guarantees of the commitments of employees of the Parent or any Subsidiary, directly and indirectly through Subsidiaries and other Persons, in real estate and real estate related assets, including notes and other securities, provided that
      (i) no Default or Event of Default exists or would exist after giving effect to such Acquisition or Investment or commitment, (ii) in the case of an Acquisition, (I) the Board of Directors or other governing body or the holders of 100% of the equity interests of the Person whose Property, or Voting Stock or other interests in which, are being so acquired has approved the terms of such Acquisition, and
      (II) the portion of the purchase price for such Acquisition paid by the Parent or any Subsidiary in cash, including the aggregate principal amount of all liabilities assumed in connection with such Acquisition other than Staubach Holdings Inc., shall not exceed $100,000,000 (or, prior to the delivery of the compliance certificate in compliance with Section 7.6(b) for the quarter ending March 31, 2011, $10,000,000) unless the Parent shall have received the prior written consent of the Required Banks, and (iii) in the case of Investments not constituting Acquisitions, such Investment funded in cash together with all other Investments funded in cash not constituting Acquisitions (excluding up to $75,000,000 of Investments in the aggregate that are in the form of a Guaranty) permitted under this subsection (k)(I) since the "Effective Date" of the Multicurrency Credit Agreement reduced by the amount of proceeds of the disposition of all or any part of any Investments existing on the "Effective Date" of the Multicurrency Credit Agreement or acquired thereafter does not exceed $300,000,000 in aggregate purchase price or (II) from and after the First Amendment Effective Date until the delivery of the compliance certificate in compliance with Section 7.6(b) for the quarter ending March 31, 2011 does not exceed (A) $25,000,000 for any new single co-investment related to the commitment of the Parent and its Restricted Subsidiaries to LIC II, or any successor thereto, in effect on the First Amendment Effective Date or (B) $10,000,000 (or, $15,000,000, if the Parent delivers to the Banks evidence satisfactory to the Administrative Agent that after giving effect to such co-investment the Parent's Cash Flow Leverage Ratio calculated as of the last day of the most recent four fiscal quarter period for which financial statements have been delivered and on a pro forma basis assuming such commitment was funded with debt on the last day of such four fiscal quarter period is less than 2.75 to 1.00) per co-investment for any commitment to make a new co-investment or for all other Investments, in each case without the written consent of the Required Banks; or

      SECTION 2.5. Section 7.16 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

            SECTION 7.16. CASH FLOW LEVERAGE RATIO. The Parent will, as of the last day of each calendar quarter during the relevant period set forth below, maintain the Cash Flow Leverage Ratio at not more than the corresponding ratio set forth opposite such period:

                                    CASH FLOW LEVERAGE
                                    RATIO SHALL NOT BE
      PERIODS ENDING                GREATER THAN

      June 30, 2009                 3.75 to 1.00
      through March 31, 2011

      April 1, 2011                 3.50 to 1.00
      through September 30, 2011

      October 1, 2011               3.25 to 1.00
      and thereafter

      SECTION 2.6. Section 7.18 of the Credit Agreement is hereby amended in is entirety and as so amended shall read as follows:

            SECTION 7.18.  DIVIDENDS AND OTHER SHAREHOLDER
      DISTRIBUTIONS. The Parent shall only declare or pay dividends or make a distribution (other than dividends and distributions payable solely in its capital stock) of any kind (including by redemption or purchase other than purchases of outstanding capital stock in connection with the Parent's Stock Compensation Program, Employee Stock Purchase Plan, Stock Award and Incentive Plan and any similar programs or plans (the "Stock Plans")) on its outstanding capital stock, if no Default or Event of Default exists prior to or would result after giving effect to such action; provided that prior to the delivery of the compliance certificate in compliance with Section 7.6(b) for the quarter ending March 31, 2011, without the written consent of the Required Banks, the Parent shall not (i) declare or pay any cash dividends on its common stock in excess of a semi-annual cash dividend of $0.15 per share of common stock or (ii) redeem, repurchase or otherwise acquire any of its capital stock, other than repurchases in connection with Stock Plans.

      SECTION 2.7. Sections 7.19(d) and (h) of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

            (d) Subordinated Indebtedness, provided that from the First Amendment Effective Date to the date the compliance certificate for the quarter ending March 31, 2011 is delivered in compliance with
      Section 7.6(b), no new Subordinated Indebtedness shall be issued without the prior written consent of the Required Banks;

            (h) Indebtedness not otherwise permitted by this Section 7.19 of not more than $300,000,000 in aggregate principal amount outstanding on any date of determination for the Parent and its Restricted Subsidiaries, provided that from the First Amendment Effective Date to the date the compliance certificate for the quarter ending March 31, 2011 is delivered in compliance with Section 7.6(b) such Indebtedness shall not exceed $150,000,000 in aggregate principal amount outstanding on any date of determination without the prior written consent of the Required Banks; and

      SECTION 2.8. Section 7.23 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

            SECTION 7.23 CAPITAL EXPENDITURES. The Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, incur Capital Expenditures in an aggregate amount for the Parent and its Restricted Subsidiaries in excess of (i) $65,000,000 in the fiscal year ending December 31, 2009 or (ii) $50,000,000 in the fiscal year ending December 31, 2010.

      SECTION 2.9. Schedule I to Exhibit B to the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth as Addendum I attached to this Amendment.



                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. CREDIT AGREEMENT REPRESENTATIONS. In order to induce the Banks and the Administrative Agent to enter into this Amendment, each of the Parent and the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 5 of the Credit Agreement and in the other Credit Documents and additionally represents and warrants to the Administrative Agent and each Bank as set forth in this Article III.

      SECTION 3.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Parent, each Guarantor and the Borrower of this Amendment are within the Parent's, such Guarantor's and the Borrower's powers, have been duly authorized by all necessary corporate action, and do not:

            (a) contravene either the Parent's, any Guarantor's or the Borrower's constituent documents;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Parent, any Guarantor or the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Parent's, any Guarantor's or the Borrower's properties.

      SECTION 3.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Parent, any Guarantor or the Borrower of this Amendment.

      SECTION 3.4. VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Parent, each Guarantor and the Borrower enforceable in accordance with its terms.



                                  ARTICLE IV
                             CONDITIONS PRECEDENT

      SECTION 4.1.  CONDITIONS PRECEDENT TO EFFECTIVENESS.

      (a) The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

            (i) The Borrower, the Guarantors, the Administrative Agent, and the Required Banks shall have executed and delivered this Amendment;

            (ii) The Administrative Agent shall have received (a) certified copies of resolutions of the boards of directors (or equivalent governing body) of the Parent, the Borrower and each Guarantor authorizing the execution and delivery of this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers and (b) certificates of Good Standing for each Guarantor to the extent relevant;

            (iii) The Administrative Agent shall have received an opinion of counsel to the Borrower and each Guarantor in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request;

            (iv) The Borrower shall have paid to each Bank which executed this Amendment on or prior to June 17, 2009 an amendment fee in the amounts as previously agreed to between the Arrangers and the Parent; and

            (v) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

      If this Amendment becomes effective, the changes in the Applicable Margin shall take effect on June 17, 2009 and on each day thereafter, but any payment of interest due on or after June 17, 2009 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.

                                   ARTICLE V
                           MISCELLANEOUS PROVISIONS

      SECTION 5.1. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document are hereby ratified, approved and confirmed in each and every respect. Reference to this Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      SECTION 5.2. HEADINGS AND CAPITALIZED TERMS. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings as set forth in the Credit Agreement.

      SECTION 5.3. EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

      SECTION 5.4. NO OTHER AMENDMENTS. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Banks and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents.

      SECTION 5.5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

      SECTION 5.6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



                                    JONES LANG LASALLE FINANCE B.V.


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Managing Director
                                                ------------------------


                                    JONES LANG LASALLE INCORPORATED,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Executive Vice President
                                                and Treasurer
                                                ------------------------



                                    JONES LANG LASALLE CO-INVESTMENT, INC.,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Vice President and
                                                Treasurer
                                                ------------------------



                                    JONES LANG LASALLE INTERNATIONAL, INC.,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Vice President and
                                                Treasurer
                                                ------------------------



                                    LASALLE INVESTMENT MANAGEMENT, INC.,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Vice President and
                                                Treasurer
                                                ------------------------






                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Term Loan Agreement

                                    JONES LANG LASALLE AMERICAS, INC.,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Vice President and
                                                Treasurer
                                                ------------------------



                                    JONES LANG LASALLE LIMITED,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Attorney-in-Fact
                                                ------------------------



                                    JONES LANG LASALLE GMBH, as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Attorney-in-Fact
                                                ------------------------



                                    JONES LANG LASALLE NEW ENGLAND, L.L.C.,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Director
                                                ------------------------



                                    JONES LANG LASALLE BROKERAGE, INC.,
                                    as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Vice President and
                                                Treasurer
                                                ------------------------



                                    LASALLE INVESTMENT MANAGEMENT
                                    ASIA PTE LTD, as Guarantor


                                    By    /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Title Attorney-in-Fact
                                                ------------------------


                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Term Loan Agreement

                                    BANK OF MONTREAL,
                                    as Administrative Agent


                                    By    /s/ Thomas A. Batterham
                                          ------------------------------
                                          Title Thomas A. Batterham
                                                ------------------------



                                    BMO CAPITAL MARKETS FINANCING, INC.


                                    By    /s/ Thomas A. Batterham
                                          ------------------------------
                                          Title Thomas A. Batterham
                                                ------------------------



                                    BANK OF AMERICA, N.A.


                                    By    /s/ Adam M. Goettsche
                                          ------------------------------
                                          Title Senior Vice President
                                                ------------------------



                                    THE ROYAL BANK OF SCOTLAND PLC


                                    By    /s/ David Addenbrooke
                                          ------------------------------
                                          Title Head of Real
                                                Estate Services
                                                ------------------------



                                    U.S. BANK NATIONAL ASSOCIATION


                                    By    /s/ James DeVries
                                          ------------------------------
                                          Title Senior Vice President
                                                ------------------------



                                    BARCLAYS BANK PLC


                                    By    /s/ Alicia Borys
                                          ------------------------------
                                          Title Assistant Vice President
                                                ------------------------







                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Term Loan Agreement

                                    FIFTH THIRD BANK (CHICAGO),
                                    a Michigan banking corporation


                                    By    /s/ Joseph A. Wemhoff
                                          ------------------------------
                                          Title Vice President
                                                ------------------------



                                    WELLS FARGO BANK, N.A.


                                    By    /s/ Andrew Cavallari
                                          ------------------------------
                                          Title Vice President
                                                ------------------------



                                    PNC BANK, NATIONAL ASSOCIATION


                                    By    /s/ Paul Jamiolkowski
                                          ------------------------------
                                          Title Senior Vice President
                                                ------------------------



                                    HSBC BANK PLC


                                    By    /s/ Kevin Hutchings
                                          ------------------------------
                                          Title Director
                                                ------------------------



                                    THE BANK OF NEW YORK MELLON


                                    By    /s/ Kenneth R. McDonnell
                                          ------------------------------
                                          Title Vice President
                                                ------------------------



                                    THE NORTHERN TRUST COMPANY


                                    By    /s/ Carol B. Conklin
                                          ------------------------------
                                          Title Vice President
                                                ------------------------








                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Term Loan Agreement

                                    COMERICA BANK


                                    By    /s/ Heather A. Whiting
                                          ------------------------------
                                          Title Vice President
                                                ------------------------



                                    MEGAINTERNATIONAL COMMERCIAL BANK CO.,
                                    LTD CHICAGO BRANCH


                                    By    /s/ Cheng-Chuan Lin
                                          ------------------------------
                                          Title General Manager &
                                                Vice President
                                                ------------------------



                                    NATIXIS


                                    By    /s/ Pieter van Tulder
                                          ------------------------------
                                          Title Managing Director
                                                ------------------------


                                    By    /s/ Paul Moisselin
                                          ------------------------------
                                          Title Associate
                                                ------------------------



                                    WESTPAC BANKING CORPORATION


                                    By    /s/ Henrik Jensen
                                          ------------------------------
                                          Title Vice President
                                                ------------------------



                                    NATIONAL AUSTRALIA BANK LIMITED,
                                    A.B.N.12 004 044 937


                                    By    /s/ Courtney Cloe
                                          ------------------------------
                                          Title Director
                                                ------------------------










                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Term Loan Agreement

                                  ADDENDUM I
                   SCHEDULE I TO THE COMPLIANCE CERTIFICATE



      Schedule of Compliance, as of the _________ day of _____________, _____, with the Sections of the Agreement set forth below:


1.    Section 7.14(k) (Investments)

      A.    Investments acquired since the Effective Date   $____________

            Name        Amount
            __________  __________
            __________  __________
            __________  __________

      B. The portion of Investments listed in Section 1A $____________ that have been disposed of

            Name        Amount
            __________  __________
            __________  __________
            __________  __________

      C.    Line 1A minus Line 1B (must not                 $____________
            exceed $300,000,000 or other
            appropriate limitations)

      D.    The Borrower is in compliance                   Yes / No


2.    Section 7.15 (Consolidated Net Worth)

      A.    Total stockholder's equity of the Parent        $____________
            and its Restricted Subsidiaries
            (calculated exclusive of any change
            in accumulated other comprehensive
            income since September 30, 2008)

      B.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Non-recurring cash and non-cash
                  restructuring charges,  not to
                  exceed $75,000,000 in the aggregate       $____________

            (ii)  Impairment or other Non-cash
                  charges relating to co-investments
                  incurred, not to exceed $100,000,000
                  in the aggregate                          $____________

            (iii) Non-cash charges arising from
                  impairment of goodwill or other
                  intangible assets                         $____________

      C.    Sum of Lines 2A, 2B(i), 2B(ii) and 2B(iii)      $____________
            (must be equal to or greater than $___________)

      D.    The Borrower is in compliance                   Yes/No


3.    Section 7.16 (Cash Flow Leverage Ratio)

      A.    Total Funded Debt of the Parent and its         $____________
            Restricted Subsidiaries

      B.    Net Income                                      $____________

      C. Amounts deducted in arriving at Net Income in respect of

            (i)   Interest Expense                          $____________

            (ii)  federal, state and local income taxes     $____________

            (iii) depreciation of fixed assets and          $____________
                  amortization of intangible assets

            (iv)  non-cash contributions and accruals       $____________
                  to deferred profit sharing or
                  compensation plans

            (v)   Permitted Adjustments                     $____________

      D.    Sum of Lines 3B, 3C(i), 3C(ii), 3C(iii),        $____________
            3C(iv) and 3C(v) ("Adjusted EBITDA")

      E.    Ratio of Line 3A to Line 3D (not to exceed      ______ to 1.00
            ____ to 1.00)

      F.    The Borrower is in compliance                   Yes / No


4.    Section 7.17 (Interest Coverage Ratio)

      A.    Net Income  $____________

      B.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Interest Expense                          $____________

            (ii)  federal, state and local income taxes     $____________

            (iii) depreciation of fixed assets and
                  amortization of intangibles               $____________

            (iv)  non-cash contributions and accruals       $____________
                  to deferred profit sharing or
                  compensation plans

            (v)   Permitted Adjustments                     $____________

            (vi)  Rentals                                   $____________

      C.    Sum of Lines 4A, 4B(i), 4B(ii), 4B(iii),        $____________
            4B(iv), 4B(v) and 4B(vi)

      D.    Cash Interest Expense and Rentals               $____________

      E.    Ratio of Line 4C to Line 4D (not to exceed      ______ to 1.00
            ____ to 1.00)

      F.    The Borrower is in compliance                   Yes / No


5.    Section 7.23 (Capital Expenditures)

      A.    Capital expenditures during fiscal year
            ending December 31, ____:                       $____________

      B.    Permitted amount of Capital Expenditures        $____________

      C.    The Borrower is in compliance                   Yes / No




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